SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K /A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 29, 2010

VANITY EVENTS HOLDING, INC.

 (Exact name of Company as specified in charter)

Delaware	000- 52524	43-2114545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

43 West 33 rd Street, Suite 600
New York, NY 10001
(Address of principal executive offices) (zip code)

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant hereby amends its Current Report on Form 8-K dated July 29, 2010, filed with the Securities and Exchange Commission on August 3, 2010 (the "Original Form 8-K"), to (i) correct certain disclosure related to the convertible debenture set forth in Items, 1.01, 2.03 and 3.02 below and (ii) refile Exhibit 10.02.  The Original Form 8-K is hereby restated as set forth below.

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities.

On July 29, 2010, Vanity Events Holding, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with IIG Management LLC , an accredited investor (the “Investor”), providing for the sale by the Company to the Investor of a 10% convertible debenture in the principal amount of $120,000 (the “Debenture”).

The Debenture matures on the first anniversary of the date of issuance (the “Maturity Date”) and bears interest at the annual rate of 10%.  The Company is not required to make any payments until the Maturity Date.

The Investor may convert, at any time, the outstanding principal and accrued interest on the Debenture into shares of the Company’s common stock (“Common Stock”) at a conversion price per share equal to eighty percent (80%) discount of the average of the closing bid price of the Common Stock during the five (5) trading days immediately preceding the Conversion Date.

The Investor has agreed to restrict its ability to convert the Debenture and receive shares of the Company’s common stock such that the number of shares of common stock held by the Investor in the aggregate and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s common stock.

In connection with the transaction, the Company undertook to effectuate a 1-for-100 reverse split of its common stock (the “Reverse Split”) on or prior to January 29, 2011 (the “Reverse Split Deadline”). In the event the Reverse Split is not effectuated on or prior to the Reverse Split Deadline, the Company shall incur damages of $1,000 per day until such time as the Reverse Split is consummated.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

10.01
Securities Purchase Agreement, dated as of July 29, 2010, by and between Vanity Events Holding, Inc. and IIG Management LLC (filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on August 3, 2010 and incorporated herein by reference).

10.02	Form of Convertible Debenture, issued July 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANITY EVENTS HOLDING, INC.

Dated: November 12, 2010	By:	/s/ Sam Wolf
Name: Sam Wolf
Title: Chief Executive Officer

3